UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2017

Commission File Number: 001-37544

AmpliPhi Biosciences Corporation

(Exact name of Registrant as specified in its charter)

Washington	91-1549568
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3579 Valley Centre Drive, Suite 100

San Diego, California 92130

(Address of principal executive offices)

(858) 829-0829

(Registrant’s Telephone number)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01	Other Events.

On May 4, 2017, we entered into an underwriting agreement with H.C. Wainwright & Co., LLC, relating to the issuance and sale of 6,956,522 shares of our common stock (or pre-funded warrants to purchase common stock in lieu thereof), and common warrants to purchase up to an aggregate of 6,956,522 shares of our common stock in an underwritten public offering. Each share of common stock and, as applicable, pre-funded warrant is being sold together with a common warrant to purchase one share of common stock. The combined price to the public of each share of common stock and accompanying common warrant will be $1.50, and $1.49 for each pre-funded warrant and accompanying common warrant. For each pre-funded warrant we sell, the number of shares of common stock we sell and issue at the closing of the offering will be decreased on a one-for-one basis. The common warrants will be immediately exercisable at a price of $1.50 per share of common stock, subject to adjustment in certain circumstances, and will expire five years from the date of issuance. The shares of common stock and pre-funded warrants, and the accompanying common warrants, will be issued separately and will be immediately separable upon issuance. The offering is expected to close on or about May 10, 2017, subject to customary closing conditions.  We issued a press release announcing the pricing of the offering on May 4, 2017, which is attached hereto as Exhibit 99.1.

We granted to the underwriter a 30-day option to purchase up to an additional 1,043,478 shares of common stock and/or warrants to purchase up to 1,043,478 shares of our common stock, at the public offering price less discounts and commissions. The option to purchase 1,043,478 shares of our common stock and accompanying warrants to purchase 1,043,478 shares of our common stock has been exercised in full.

The net proceeds to us from the offering are expected to be approximately $10.4 million (including the net proceeds from the exercise of the option to purchase additional shares of common stock and accompanying common warrants), after deducting the underwriting discount and commissions and estimated offering expenses payable by us, and excluding any proceeds that may be received upon exercise of the common warrants. We anticipate using the net proceeds from the offering for general corporate purposes, including manufacturing expenses, clinical trial expenses, research and development expenses, general and administrative expenses and certain contractual bonuses to our executive officers.

A registration statement relating to these securities (File No. 333-217169) was declared effective by the Securities and Exchange Commission (“SEC”) on May 4, 2017.  In addition, a separate registration statement relating to these securities (File No. 333-217680) was filed with the SEC pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and become automatically effective on May 4, 2017. The offering is being made only by means of a prospectus forming a part of the effective registration statements.

The foregoing description of the pre-funded warrants and common warrants is not complete and is qualified in its entirety by reference to the full text of the form of pre-funded warrant and form of common warrant, copies of which are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this report.

The disclosures in this report and in the attached press release shall not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1	Form of Pre-funded Warrant (incorporated by reference to Exhibit 4.19 to the registrant’s registration statement on Form S-1 (File No. 333-217169)).
4.2	Form of Common Warrant (incorporated by reference to Exhibit 4.18 to the registrant’s registration statement on Form S-1 (File No. 333-217169)).
99.1	Press Release

Forward Looking Statements

Statements in this report that are not statements of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, without limitation, statements about our expectations regarding the completion, timing and size of the public offering and the anticipated use of net proceeds therefrom. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “will,” “may,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the offering, as well as risks and uncertainties associated with our business and financial condition in general, including the risks and uncertainties described in our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC, and subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2017	AmpliPhi Biosciences Corporation

	By:	/s/ Steve R. Martin
	Name:	Steve R. Martin
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Pre-funded Warrant (incorporated by reference to Exhibit 4.19 to the registrant’s registration statement on Form S-1 (File No. 333-217169)).
4.2	Form of Common Warrant (incorporated by reference to Exhibit 4.18 to the registrant’s registration statement on Form S-1 (File No. 333-217169)).
99.1	Press Release